SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 6, 1998

                     CORPORATE OFFICE PROPERTIES TRUST, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Minnesota                   0-20047                   41-1691930
(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number)            Identification No.)


          One Logan Square
             Suite 1105
          Philadelphia, PA                                       19103
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (215) 567-1800


                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     Corporate Office Properties Trust, Inc. today announced its December 31, 1997 results.

     A copy of the press release issued by the Company on March 6, 1998 relating to the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

Exhibits.

             Exhibit No.                     Description
             -----------                     -----------

                 99.1                        Press release dated March 6, 1998

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CORPORATE OFFICE PROPERTIES TRUST, INC.


Dated:  March 6, 1998            By:  /s/ Thomas D. Cassel
                                 -------------------------
                                 Thomas D. Cassel
                                 Vice President,
                                 Finance

                                  EXHIBIT INDEX



Number              Description                                       Page
------              -----------                                       ----

99.1                Press release dated March 6, 1998                  5